                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08079

                    Navellier Variable Insurance Series Fund
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

                One East Liberty, Third Floor Reno, Nevada 89501
       -------------------------------------------------------------------
           (Address of principal executive offices)         (Zip code)



      Louis G. Navellier  One East Liberty, Third Floor Reno, Nevada 89501
      --------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-877-8671

Date of Fiscal year end:  December 31

Date of reporting period December 31, 2003

Item 1: Report(s) to Shareholders

                    NAVELLIER VARIABLE INSURANCE SERIES FUND

                                                                   ANNUAL REPORT

                                                               December 31, 2003

Growth Portfolio                           (NAVELLIER CALCULATED INVESTING LOGO)

                                                ANNUAL REPORT, December 31, 2003
                                  NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

Dear Shareholder,

      We are pleased to have turned the corner on the worst bear market in 60 years! We are also very optimistic about the market's prospects in 2004. During the last quarter of 2003, the Navellier Variable Insurance Series Fund Growth Portfolio rose with the tide during a rally that was predictably dominated by small cap growth stocks. What was not predictable was the type of small cap growth stocks. It was led by low quality, low priced stocks which do not and will not appear on our stock selection screens. While most money managers were in the same boat, this is a trend that appears to have run its course and the market has returned to rewarding those stocks with strong fundamentals. We witnessed a welcome return to double digit gains in 2003, and in particular, the Growth Portfolio, which returned a healthy 40.43%.

INVESTMENT STRATEGY & OUTLOOK

      We expect 2004 to be a good year for investors. It is likely that the market will surge during the first few months of the year when pension funding has historically been strong. By early March, the big news story will be that corporate profits have reached record levels, which will help the Dow Industrials and the S&P 500 approach record highs later in the year. The NASDAQ market will also surge, but will probably have to wait at least a couple of years before it gets back to its old

                                                    GROWTH PORTFOLIO              RUSSELL 2000             RUSSELL 2000 GROWTH
                                                    ----------------              ------------             -------------------
Feb-98                                                  10000.00                    10000.00                    10000.00
                                                        10500.00                    10412.00                    10419.00
                                                        10520.00                    10470.00                    10483.00
                                                        10140.00                     9906.00                     9722.00
Jun-98                                                  10440.00                     9927.00                     9821.00
                                                         9990.00                     9123.00                     9001.00
                                                         7930.00                     7352.00                     6923.00
Sep-98                                                   8610.00                     7927.00                     7625.00
                                                         8740.00                     8250.00                     8023.00
                                                         9730.00                     8683.00                     8645.00
Dec-98                                                  11220.00                     9220.00                     9427.00
                                                        12680.00                     9342.00                     9852.00
                                                        11720.00                     8586.00                     8950.00
Mar-99                                                  12750.00                     8720.00                     9269.00
                                                        13350.00                     9501.00                    10088.00
                                                        12850.00                     9640.00                    10104.00
Jun-99                                                  14340.00                    10076.00                    10636.00
                                                        14200.00                     9799.00                    10307.00
                                                        14470.00                     9437.00                     9922.00
Sep-99                                                  14660.00                     9439.00                    10113.00
                                                        17010.00                     9477.00                    10372.00
                                                        18430.00                    10043.00                    11469.00
Dec-99                                                  21616.00                    11180.00                    13490.00
                                                        21566.00                    11000.00                    13364.00
                                                        29717.00                    12817.00                    16474.00
Mar-00                                                  25923.00                    11972.00                    14742.00
                                                        25279.00                    11251.00                    13254.00
                                                        21817.00                    10596.00                    12093.00
Jun-00                                                  23327.00                    11519.00                    13655.00
                                                        21596.00                    11149.00                    12485.00
                                                        25662.00                    11999.00                    13798.00
Sep-00                                                  24363.00                    11647.00                    13113.00
                                                        22451.00                    11127.00                    12048.00
                                                        15950.00                     9985.00                     9861.00
Dec-00                                                  17919.00                    10842.00                    10464.00
                                                        17950.00                    11407.00                    11311.00
                                                        14048.00                    10658.00                     9761.00
Mar-01                                                  12958.00                    10137.00                     8873.00
                                                        14934.00                    10930.00                     9960.00
                                                        15006.00                    11198.00                    10190.00
Jun-01                                                  14537.00                    11585.00                    10468.00
                                                        14028.00                    10958.00                     9575.00
                                                        12907.00                    10604.00                     8977.00
Sep-01                                                  11715.00                     9177.00                     7529.00
                                                        11593.00                     9714.00                     8253.00
                                                        12275.00                    10466.00                     8942.00
Dec-01                                                  12887.00                    11112.00                     9499.00
                                                        12469.00                    10996.00                     9161.00
                                                        12499.00                    10695.00                     8568.00
Mar-02                                                  13182.00                    11554.00                     9312.00
                                                        13508.00                    11660.00                     9111.00
                                                        13101.00                    11142.00                     8578.00
Jun-02                                                  12581.00                    10589.00                     7851.00
                                                        11674.00                     8990.00                     6644.00
                                                        12357.00                     8967.00                     6641.00
Sep-02                                                  11623.00                     8323.00                     6161.00
                                                        11583.00                     8590.00                     6473.00
                                                        11399.00                     9357.00                     7115.00
Dec-02                                                  10456.00                     8836.00                     6624.00
                                                        10200.00                     8591.00                     6444.00
                                                        10027.00                     8331.00                     6272.00
Mar-03                                                   9945.00                     8439.00                     6367.00
                                                        10721.00                     9239.00                     6970.00
                                                        11742.00                    10230.00                     7755.00
Jun-03                                                  12396.00                    10415.00                     7905.00
                                                        13039.00                    11067.00                     8502.00
                                                        13080.00                    11575.00                     8959.00
Sep-03                                                  12835.00                    11361.00                     8732.00
                                                        13999.00                    12315.00                     9796.00
                                                        14928.00                    12752.00                     9796.00
Dec-03                                                  14683.00                    13011.00                     9840.00

                           ANNUALIZED TOTAL RETURNS*
                               DECEMBER 31, 2003

                                     ONE YEAR    FIVE YEARS    SINCE INCEPTION**
                                     --------    ----------    -----------------
  Growth Portfolio                    40.43%        5.52%             6.79%
  Russell 2000 Index                  36.50%        7.46%             2.21%
  Russell 2000 Growth Index           41.72%        2.75%           (2.29)%
  Value of a $10,000 investment
   over the life of Fund**           $14,683      $13,011            $9,840
  * Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.
  **Inception February 27, 1998

highs. Since 2004 is an election year, there will be continuous stimulus from the Bush Administration and the Republican-led Congress to promote continued economic growth and create new jobs. The Federal Reserve Board does not want to appear partisan, so it will hold key interest rates steady at 45 year lows until after the November 2004 election. Overall, 2004 is shaping up to be a great year for growth investors.

      The Federal Reserve Board did rattle some investors after its latest Federal Open Market Committee (FOMC) meeting, when it stated that deflationary forces are no longer a concern. The potential for deflation was one reason that the Federal Reserve Board was maintaining key interest rates at 45 year lows. Without any deflationary concerns and with the strongest U.S. economic growth in 20 years, inflationary forces might re-emerge and the Federal Reserve Board would likely raise key interest rates. However, the Federal Reserve Board made it very clear that it intends to keep key interest rates steady for the foreseeable future, which will likely be through the November 2004 election.

      The Federal Reserve Board is playing a big game of "chicken" with some of the other central banks, which might have to cut interest rates if they want to stimulate their respective economies. The U.S. dollar weakened considerably in the past few months because while the Federal Reserve Board was holding key interest rates steady, central banks in Canada, Europe and the United Kingdom were slowly raising interest rates. However, higher interest rates and stronger currencies are restricting the economic growth of Canada, the United Kingdom and many countries in Europe.

      It will be interesting to see how fast the U.S. economy grew in the fourth quarter of 2003 and during the first few quarters of 2004 after the incredible 8.2% annual surge in the third quarter. Most economists believe that the U.S. economy can sustain at least a 4% annual pace of growth in 2004. As long as short-term interest rates remain low and the U.S. dollar remains soft, we suspect that an annual pace of economic growth of over 5% is possible. As a result, we believe that 2004 could be shaping up to be even stronger than 2003 for robust and sustainable economic growth.

PREVIEW OF THE ELECTION YEAR NEWS STORIES

      Of course, the reason that the U.S. economy surged in late 2003 and will likely remain strong in 2004 is that President Bush and the Republican-led Congress want to insure their respective re-elections. Already, with the U.S. economy so strong and finally starting to create new jobs, President Bush's opponents are no longer attacking him on the economy. Instead, the other candidates for President had been attacking President Bush on Iraq. Now that Saddam Hussein has been captured and will likely be tried in Iraq, the news out of Iraq will be dominated by Saddam Hussein's trial for the next several months. The trial of Saddam Hussein will be used as a tool to unite the various factions in Iraq and the U.S. allies throughout the world. As France and Germany applauded the capture of Saddam Hussein, the strongest opponents of President Bush are effectively conceding that the U.S. and British actions in Iraq have been worth the risk. The Democratic candidates for President can no longer effectively attack President Bush on either the U.S. economy or Iraq, so it will be interesting to watch their arguments.

THE BIG NEWS STORY THAT NO ONE IS YET TALKING ABOUT

      The Commerce Department recently reported that corporate profits rose 30% in the third quarter, which was the strongest surge in corporate profits in 19 years. In fact, corporate profits are now at a record level, higher than they were back in March 2000, when the stock market peaked. That is the big news story! The Commerce Department surveys both private and publicly traded companies. When the fourth quarter earnings are reported in the upcoming weeks, the publicly traded companies on the stock market could report record earnings. As news leaks out that the stock market's profits have reached record highs, we expect the Dow Industrials and S&P 500 to respond accordingly. The NASDAQ market will also perform very well, but is unlikely to reach new highs for at least a couple years.

WHY THE BEARS ARGUE THAT WE ARE NOT IN A REAL RALLY

      The past several months have been very frustrating for many professional money managers, since the vast majority of them have been unable to keep pace with stock market averages. This is because predominately low quality, low-priced speculative stocks initially led the overall stock market. Not only did low-priced stocks overpower the stock market recovery, but also low quality stocks led the way. The bearish argument is basically that the stock market has merely had a short-covering rally, not a real rally that is sustainable. The bears had a lot of credibility on Wall Street until the U.S. economy posted 8.2% annual growth in the third quarter and the Commerce Department reported a 30% surge in profits during the same quarter.

      We believe that low quality, low-priced stocks are no longer leading the overall stock market. Since September 20th, literally ten days before the end of the third quarter, these stocks have faltered and have been floundering. Since then, companies with steady earnings growth have emerged as market leaders in a dramatic quality shift. Apparently, the bulls have finally overpowered the bears and an increasing number of investors believe that a dramatic economic rally is now underway and that many stocks will be characterized by dramatic earnings growth for the next several months.

SUMMARY

      We are expecting a very prosperous 2004. The Federal Reserve Board is holding key interest rates steady and record corporate earnings will be released. The U.S. economy will likely grow at a 4% to 5% annual pace this year. Most election years are very good for the stock market and we expect that all the positive economic news will only serve to support the overall stock market. The big news story this year is that corporate earnings for publicly traded companies will soon hit a record high, but the major market averages are still below their all time highs. As a result, we expect the Dow Industrials and S&P 500 to test new highs later this year, while the NASDAQ market will also rally strongly, but fall short of new highs in 2004.

      There is now a flight to quality that is benefiting many of the stocks in our portfolios. Many low quality, low-priced stocks have led the stock market in recent months. However, companies with steady earnings growth have emerged as market leaders in the past couple months, which represents a dramatic quality shift that we hope will benefit our portfolios.

      Overall, we are in a very strong economic environment. Since 2004 is an election year, there will be continued stimulus to promote continued economic growth and create new jobs for much of the year. The velocity of money is accelerating and prosperity is rising. The economic stimulus package not only provided a big spark for the U.S. economy, but it is also helping to generate additional tax revenue. Even the weak U.S. dollar is looking like a wise move that is benefiting the U.S. economy, big multi-national companies that operate overseas and the foreign stocks. It appears that economic conditions will be strong enough to lead the market to new heights in 2004.

Sincerely,


-s- Louis G. Navellier                         -s- Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS, CFA
Chief Investment Officer                       Senior Portfolio Manager

[-s- Arjen Kuyper]
ARJEN KUYPER
Chief Operating Officer

This material has been preceded by a Navellier Variable Insurance Series Fund prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Indices:

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

The S&P 500 is an unmanaged index consisting of 500 large cap stocks. It is considered representative of the stock market as a whole.

These indices are not investment products available for sale.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
December 31, 2003
GROWTH PORTFOLIO

--------------------------------------------------------
                                               Market
Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 96.8%
COMMERCIAL SERVICES -- 5.4%
  3,950  Gevity HR, Inc.                    $     87,848
  6,790  Tradestation Group, Inc.*                60,159
                                            ------------
                                                 148,007
                                            ------------
COMMUNICATIONS -- 6.5%
  1,400  AO VimpelCom -- ADR*                    102,900
    895  Mobile Telesystems -- ADR                74,106
                                            ------------
                                                 177,006
                                            ------------
CONSUMER DURABLES -- 5.1%
  1,160  Briggs & Stratton Corp.                  78,184
  2,120  Orleans Homebuilders, Inc.               60,060
                                            ------------
                                                 138,244
                                            ------------
CONSUMER NON-DURABLES -- 12.3%
  3,185  Coach, Inc.*                            120,234
  2,750  John B. Sanfilippo & Son, Inc.*         140,360
  2,385  USANA Health Sciences, Inc.*             72,981
                                            ------------
                                                 333,575
                                            ------------
CONSUMER SERVICES -- 3.2%
  2,820  Education Management Corp.*              87,533
                                            ------------
ELECTRONIC TECHNOLOGY -- 22.9%
  8,000  Carrier Acciss Corp.*                   100,160
  4,560  FARO Technologies, Inc.*                113,909
  4,995  Foundry Networks, Inc.*                 136,662
  9,310  Sonus Networks, Inc.*                    70,384
  5,250  Trident Microsystems, Inc.*              91,455
  6,480  TTM Technologies, Inc.*                 109,382
                                            ------------
                                                 621,952
                                            ------------
FINANCE/INSURANCE -- 8.7%
  1,988  Doral Financial Corp.                    64,157
  3,280  Newcastle Investment Corp.               88,888
  1,805  The Rouse Company                        84,835
                                            ------------
                                                 237,880
                                            ------------
HEALTH SERVICES -- 2.3%
  2,505  EResearch Technology, Inc.*              63,677
                                            ------------
HEALTH TECHNOLOGY -- 7.7%
  3,980  DJ Orthopedics, Inc.*                   106,664
  2,137  INAMED Corp.*                           102,704
                                            ------------
                                                 209,368
                                            ------------
NON-ENERGY MINERALS -- 3.4%
  1,520  Schnitzer Steel Industries,
           Inc. -- Class A                        91,960
                                            ------------

--------------------------------------------------------
                                               Market
Shares                                         Value
--------------------------------------------------------
PRODUCER MANUFACTURING -- 7.1%
  1,550  Dionex Corp.*                      $     71,331
  3,040  The Middleby Corp.                      123,029
                                            ------------
                                                 194,360
                                            ------------
RETAIL TRADE -- 8.6%
  3,072  Brookstone, Inc.*                        65,464
  2,680  The Finish Line, Inc.*                   80,320
  2,405  Urban Outfitters, Inc.*                  89,105
                                            ------------
                                                 234,889
                                            ------------
TELEPHONE SYSTEMS -- 3.6%
  7,900  QAD Inc.*                                96,854
                                            ------------
TOTAL COMMON STOCK
  (COST $2,146,489)                            2,635,305
                                            ------------
PREFERRED STOCK -- 2.7%
FINANCE/INSURANCE -- 2.7%
  2,315  Capital Automotive REIT (Cost
           $62,772)                               74,080
                                            ------------
MONEY MARKET FUND -- 0.6%
 16,696  FBR Fund for Government Investors
           (Cost $16,696)                         16,696
                                            ------------
TOTAL INVESTMENTS -- 100.1%
  (COST $2,225,957)                            2,726,081
Liabilities In Excess of Other
  Assets -- (0.1%)                                (1,641)
                                            ------------
NET ASSETS -- 100.0%                        $  2,724,440
                                            ============
NET ASSETS CONSIST OF:
  Paid-in Capital                           $  5,241,888
  Accumulated Net Realized Loss on
    Investments                               (3,017,572)
  Net Unrealized Appreciation of
    Investments                                  500,124
                                            ------------
NET ASSETS                                  $  2,724,440
                                            ============
NET ASSET VALUE PER SHARE
  (Based on 189,430 Shares Outstanding)           $14.38
                                                  ------
                                                  ------

------------------------
* Non-income producing

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

                                                                GROWTH
                                                               PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).........................................  $    330
   Dividends (Note 1)........................................    29,361
                                                               --------
     Total Investment Income.................................    29,691
                                                               --------
 EXPENSES
   Investment Advisory Fee (Note 2)..........................    21,607
   Transfer Agent and Custodian Fee (Note 3).................    20,049
   Transfer Agent Fees.......................................     6,278
   Custodian Fees............................................     2,403
   Legal Expense.............................................    22,806
   Trustees' Fees............................................     9,000
   Printing Expense..........................................     7,854
   Administrative Services Fee...............................     6,355
   Audit Fees................................................     3,000
   Organizational Expense (Note 1)...........................       584
   Other Expenses............................................     4,088
                                                               --------
     Total Expenses..........................................   104,024
     Less Expenses Reimbursed by Investment Adviser (Note
      2).....................................................   (65,894)
                                                               --------
       Net Expenses..........................................    38,130
                                                               --------
 NET INVESTMENT LOSS.........................................    (8,439)
                                                               --------
 Net Realized Gain on Investments............................   296,165
 Change in Net Unrealized Appreciation/Depreciation of
   Investments...............................................   619,854
                                                               --------
 NET GAIN ON INVESTMENTS.....................................   916,019
                                                               --------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $907,580
                                                               ========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                     GROWTH PORTFOLIO
                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ----------------------------
                                                                   2003            2002
                                                               ------------    ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)..............................   $   (8,439)    $     4,087
   Net Realized Gain (Loss) on Investment Transactions.......      296,165         (63,039)
   Change in Net Unrealized Appreciation/Depreciation of
     Investments.............................................      619,854        (495,305)
                                                                ----------     -----------
     Net Increase (Decrease) in Net Assets Resulting from
       Operations............................................      907,580        (554,257)
                                                                ----------     -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income................................           --          (5,238)
                                                                ----------     -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........................      243,319         852,762
   Reinvestment of Distributions.............................           --           5,238
   Cost of Shares Redeemed...................................     (703,470)     (1,207,160)
                                                                ----------     -----------
     Net Decrease in Net Assets Resulting from Share
       Transactions..........................................     (460,151)       (349,160)
                                                                ----------     -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS.................      447,429        (908,655)
 NET ASSETS -- Beginning of Year.............................    2,277,011       3,185,666
                                                                ----------     -----------
 NET ASSETS -- End of Year...................................   $2,724,440     $ 2,277,011
                                                                ==========     ===========
 SHARES
   Sold......................................................       20,535          71,971
   Issued in Reinvestment of Distributions...................           --             511
   Redeemed..................................................      (53,543)       (101,920)
                                                                ----------     -----------
     Net Decrease in Shares..................................      (33,008)        (29,438)
                                                                ==========     ===========

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   GROWTH PORTFOLIO
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------
                                                   2003       2002       2001       2000       1999
                                                  -------    -------    -------    -------    -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.......     $10.24    $ 12.65    $ 17.59    $ 21.48     $11.22
                                                  -------    -------    -------    -------    -------
   Income (Loss) from Investment Operations:
     Net Investment Income (Loss).............      (0.05)      0.01      (0.16)     (0.19)     (0.05)
     Net Realized and Unrealized Gain (Loss)
       on Investments.........................       4.19      (2.40)     (4.78)     (3.48)     10.44
                                                  -------    -------    -------    -------    -------
   Total from Investment Operations...........       4.14      (2.39)     (4.94)     (3.67)     10.39
                                                  -------    -------    -------    -------    -------
 Distributions to Shareholders:
   From Net Investment Income.................         --      (0.02)        --         --         --
   From Net Realized Gains....................         --         --         --      (0.22)     (0.13)
                                                  -------    -------    -------    -------    -------
     Total Distributions to Shareholders......         --      (0.02)        --      (0.22)     (0.13)
                                                  -------    -------    -------    -------    -------
   Net Increase (Decrease) in Net Asset
     Value....................................       4.14      (2.41)     (4.94)     (3.89)     10.26
                                                  -------    -------    -------    -------    -------
   Net Asset Value -- End of Year.............     $14.38    $ 10.24    $ 12.65    $ 17.59     $21.48
                                                  =======    =======    =======    =======    =======
 TOTAL INVESTMENT RETURN......................      40.43%    (18.86)%   (28.08)%   (17.10)%    92.66%
 RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
   Expenses After Reimbursement...............       1.50%      1.50%      1.50%      1.50%      1.50%
   Expenses Before Reimbursement..............       4.09%      3.97%      3.24%      2.04%      8.23%
   Net Investment Income (Loss) After
     Reimbursement............................      (0.33)%     0.14%     (1.01)%    (0.99)%    (0.85)%
   Net Investment Loss Before Reimbursement...      (2.92)%    (2.33)%    (2.75)%    (1.54)%    (7.60)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate....................        235%       304%       177%       130%        85%
   Net Assets at End of Year (in thousands)...     $2,724    $ 2,277    $ 3,186    $ 5,411     $2,802
   Number of Shares Outstanding at End of Year
     (in thousands)...........................        189        222        252        308        130

                       See Notes to Financial Statements.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. Significant Accounting Policies

     The Navellier Variable Insurance Series Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Fund currently has authorized one series, the Navellier Growth Portfolio (the "Growth Portfolio"), a diversified open-end management investment company. The Fund was established as a Maryland corporation organized on February 28, 1998. The Fund is authorized to issue 500,000,000 shares of capital stock with no stated par value of the Growth Portfolio. The Fund's shares are offered only to (a) insurance companies to fund benefits under their variable annuity contracts and variable life insurance policies and (b) tax-qualified pension and retirement plans ("Qualified Plans"), including participant-directed Qualified Plans which elect to make the Fund available as investment options for Qualified Plan participants. The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith. The Directors will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Growth Portfolio totaling $17,520 are being deferred and amortized over 60 months beginning with public offering of shares in the Fund. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2003, the organization costs of the Growth Portfolio were completely amortized.

        (f) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier & Associates, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.85% of the daily net assets of the Growth Portfolio. The Adviser receives an annual fee equal to 0.25% of the Funds average daily net assets in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and director of the Fund is also an officer and director of the Adviser.

     Under an agreement between the Fund and the Adviser, the Adviser has agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50% of average annual

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

net assets. This agreement is subject to termination at any time without notice to shareholders. During the year ended December 31, 2003, the Adviser paid certain operating expenses on a net basis of the Growth Portfolio totaling $65,894 under the operating expense agreement.

     At December 31, 2003, the Statement of Net Assets includes Advisory fees payable totaling $1,972 and Administrative fees payable totaling $580.

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and director of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Directors not affiliated with the Adviser $6,000 annually. For the year ended December 31, 2003, Directors' fees and expenses totaled $9,000.

3. Transfer Agent and Custodian

     Effective September 8, 2003, Integrated Fund Services, Inc. ("Integrated") provides financial administrative accounting services, transfer agency and shareholder services to the Fund, pursuant to an agreement between the Fund and Integrated. Integrated is a Cincinnati-based mutual fund servicing company that has been in operation since 1983.

     Prior to September 8, 2003, FBR National Bank & Trust (FBR) provided transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR serves as custodian of the Fund's assets. Fees paid to FBR for these services are presented on the Statement of Operations as "Transfer Agent and Custodian Fee" and cannot be broken out separately. "Transfer Agent Fees" and "Custodian Fees" listed on the Statement of Operations represent fees paid to Integrated and FBR, respectively, after September 8, 2003.

4. Securities Transactions

     For the year ended December 31, 2003, the cost of purchases and proceeds from sales of securities (excluding short-term securities) were $5,825,124 and $6,275,904 respectively.

5. Federal Income Taxes

     The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

     The tax character of distributions paid for the years ended December 31, 2003 and 2002 was as follows:

          2003                       2002
------------------------   ------------------------
ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
 INCOME    CAPITAL GAINS    INCOME    CAPITAL GAINS
--------   -------------   --------   -------------
                            $5,238
  $--           $--                        $--

     The following information is computed on a tax basis for each item as of December 31, 2003:

Gross Unrealized Appreciation...............................  $   547,194
Gross Unrealized Depreciation...............................      (47,070)
                                                              -----------
Net Unrealized Appreciation.................................      500,124
Capital Loss Carryforward...................................   (3,017,572)
                                                              -----------
  Accumulated Deficit.......................................  $(2,517,448)
                                                              ===========
Cost of Investments for Federal Income Tax Purposes.........  $ 2,225,957
                                                              ===========

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------

     As of December 31, 2003, the Growth Portfolio reclassified net investment loss and realized capital gains to paid-in capital on the Statement of Net Assets as follows:

  UNDISTRIBUTED      ACCUMULATED
  NET INVESTMENT     NET REALIZED     PAID-IN
      INCOME        GAINS (LOSSES)    CAPITAL
  --------------    --------------    -------
      $8,263            $1,027        $(9,290)

     Such reclassifications have no affect on the Growth Portfolio's net assets or net asset value per share.

     As of December 31, 2003, the Growth Portfolio had the following capital loss carryforwards for Federal income tax purposes:

                  EXPIRES
    AMOUNT      DECEMBER 31,
  ----------    ------------
  $   69,047        2008
   2,817,715        2009
     130,810        2010

     The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

6. Borrowing Agreement

     The Fund has a short-term borrowing agreement with Custodial Trust Company which may be drawn upon for temporary purposes. For each short-term borrowing, the Fund pledges collateral. At December 31, 2003, the Fund had no borrowings outstanding.

7. Subsequent Event (unaudited)

     On December 30, 2003, the Board of Trustees approved a Plan of Liquidation of the Growth Portfolio contingent on the approval by shareholders. It was determined the Growth Portfolio failed to attract sufficient assets to make it economically viable.

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
NAVELLIER VARIABLE INSURANCE SERIES FUND
RENO, NEVADA

      We have audited the accompanying statement of net assets of Growth Portfolio, a series of shares of Navellier Variable Insurance Series Fund, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

LOGO

TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 20, 2004

                                        NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 887-8671.

--------------------------------------------------------------------------------------------------------------------
NAME                                       NO. OF                                                         OTHER
AGE                            TERM OF    FUNDS IN                                                    TRUSTEESHIPS/
ADDRESS                      OFFICE AND   COMPLEX                                                     DIRECTORSHIPS
POSITION WITH TRUST            TENURE     OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Louis Navellier*            President        7      Mr. Navellier is and has been the CEO and        None
 46                          since                   President of Navellier & Associates Inc., an
 One East Liberty            February                investment management company since 1988; CEO
 Third Floor                 1998                    and President of Navellier Management, Inc., an
 Reno, NV 89501                                      investment management company since May 10,
                                                     1993; CEO and President of Navellier
 President                                           International Management, Inc., an investment
                                                     management company, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment management
                                                     company, since November 30, 1995; and has been
                                                     publisher and editor of MPT Review from August
                                                     1987 to the present and was publisher and
                                                     editor of the predecessor investment advisory
                                                     newsletter OTC Insight, which he began in 1980
                                                     and wrote through July 1987.
--------------------------------------------------------------------------------------------------------------------
 Harvey L. Cohen             Director         1      Of Counsel, Dietze and Davis, P.C.,              None
 45                          since 2001              1999-present; prior thereto, Managing
 P.O. Box 1300                                       Shareholder, 1996 to 1999; prior thereto,
 Kilauea, Kauai, HI 96754                            Associate, 1990-1996.
 Director
--------------------------------------------------------------------------------------------------------------------
 James T. Farricker          Director         1      Director of Network Engineering, TeraBeam        Director,
 47                          since 2001              Networks a manufacturer of laser-fiberless       TeraBeam
 15717 451st Ave. S.E.                               optics, from 1999 to present; prior thereto,     Networks
 North Bend, WA 98045                                Technical Fellow and Chief Engineer, Boeing's
                                                     Computer and Network Organization, 1984 to
 Director                                            1999.
--------------------------------------------------------------------------------------------------------------------
 Robert G. Sharp             Director         1      Director, JMC Corp., a marketing company for     Director, JMC
 65                          since 1998              annuities and mutual funds, May 1995 to          Corp.
 843 Knapp Drive                                     present; President and CEO, Keyport Life
 Santa Barbara, CA 93108                             Insurance Co. from 1979 until his retirement in
                                                     1993
 Director
--------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer        7      Mr. Kuyper is COO of Navellier & Associates,     None
 47                          since 1998              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
                                                     Inc. and for Navellier Securities Corp., since
 Treasurer                                           1993.
--------------------------------------------------------------------------------------------------------------------

*Interested person

Each Director will hold office until the Fund's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

                TRANSFER AGENT                        CUSTODIAN          NAVELLIER OFFICES

Integrated Fund Services, Inc.       FBR National Trust Company          One East Liberty, Third Floor
                P.O. Box 5354              4922 Fairmont Avenue          Reno, Nevada 89501
  Cincinnati, Ohio 45201-5354                Bethesda, MD 20814
                                                                         800-887-8671 P.S.T.
           800-622-1386 E.S.T.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund does not have an Audit Committee Financial Expert serving on its Audit Committee. The Board of Directors of the Fund has approved a resolution to liquidate the Fund's only portfolio and authorized a shareholder meeting to approve such liquidation. A shareholder meeting was held on February 26, 2004 and shareholders approved the liquidation. The liquidation is scheduled to occur on May 26, 2004. Given that it was uncertain whether any current member of the Audit Committee was qualified to serve as a Financial Expert and in light of the scheduled liquidation of the Fund, the Audit Committee chose not to designate a Financial Expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Registrant is in the process of liquidating.

(a) Audit Fees. The aggregate fees billed to The Navellier Variable Insurance Series Fund for each of the last two fiscal years for the audit of The Navellier Variable Insurance Series Fund annual financial statements and services normally provided by an accountant in connection with statutory and regulatory filings were as follows: The aggregate fees for fiscal 2002 were $3,000. The aggregate fees for audit services for fiscal 2003 have not yet been billed but should be approximately the same as those billed for 2002.

(b) Audit Related Fees. The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant related to audits not reported under subparagraph (a) above were none for 2002 and none for 2003.

(c) Tax Fees. There were no fees billed by The Navellier Variable Insurance Series Fund's principal accountant for tax compliance, tax advice or tax planning for 2002 or 2003.

(d) All Other Fees. There were no other fees billed by The Navellier Variable Insurance Series Fund's principal accountant for other services for 2002 or 2003.

(e)(1) The audit committee's pre-approval policies and procedures were as follows: The audit committee (consisting of Harvey L. Cohen, James T. Farricker and Robert G. Sharp) approves the hiring of the accountant or accounting firm to perform the registrant's audit and or non audit services pursuant to procedures and policies pre-approved by the audit committee which call for the accounting firm to perform the audit or non audit services in conformance with federal securities laws and regulations.

       If there are any non audit services which the accountant or accounting firm perform for the registrant's investment advisor or its related entities, the audit committee also pre-approves those services if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. Reserved

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant is an open-end management investment company.

ITEM 8. Not Applicable.

ITEM 9. Submission of Matters to a Vote of Security Holders.

        Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal year-end that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)  Code of Ethics referred to in Item 2.

(a)(2) A separate certification by Louis G. Navellier is attached hereto. A separate certification by Arjen Kuyper is attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Navellier Variable Insurance Series Fund, Inc.
---------------------------------------------------------------------


By:    /s/ ARJEN KUYPER                                        March 9, 2004
       ---------------------------------------------------------------------
       Arjen Kuyper                                                    Date
       Treasurer
       The Navellier Variable Insurance Series Fund, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ LOUIS G. NAVELLIER                            March 9, 2004
      ---------------------------------------------------------------
      Louis G. Navellier                                     Date
      President and Trustee
      The Navellier Variable Insurance Series Fund, Inc.
      (Principal Executive Officer)



By:   /s/ ARJEN KUYPER                                 March 9, 2004
      --------------------------------------------------------------
      Arjen Kuyper                                          Date
      Treasurer
      The Navellier Variable Insurance Series Fund, Inc.
      (Principal Financial Officer and Accounting Officer)